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                                                                   EXHIBIT 10.10

                                                                        00080103

                                                                    LEASE NUMBER




                               MARCAP CORPORATION

             Area Code 312/641-0233 Facsimile Machine: 312/425-2441



                                 EQUIPMENT LEASE

Lease date as of OCTOBER 1, 2000 between MARCAP CORPORATION a Delaware corporation having its principal office at 20 North Wacker Drive, Suite 2150, Chicago, Illinois 60606 ("Leassor"), and ORION IMAGING SYSTEMS, INC., a CORPORATION organized under the laws of the state of DELAWARE and having its principal office at 9350 TRADE PLACE, SAN DIEGO, CA 92126 ("Lessee").


1. LEASE. Subject to the terms hereof, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment ("Equipment") described on Equipment Schedules ("Schedule or Schedules") to this Lease executed from time to time by Lessor and Lessee, all of which are made a part hereof. For the purposes of this Equipment Lease, each Schedule relating to one or more items of Equipment shall be deemed to incorporate all of the terms and provisions of this Equipment Lease.

2. TERMS. The term of Lease for the items of Equipment included on any Schedule shall commence on the date such items are accepted by Lessee ("Commencement Date") and, subject to the terms hereof, shall continue for the period of time set forth on said Schedule.

3. RENTAL. Lessee shall pay to Lessor total rentals for the Equipment described on each Schedule equal to the product of (i) the periodic rent payment and (ii) the number of rent payments specified on such Schedule. Except as otherwise set forth in the Schedule, rent payments shall be due each month in advance beginning with the Commencement Date. All rent shall be paid to Lessor at 20 North Wacker Drive, Suite 2720, Chicago, Illinois 60606, or at such other address as Lessor may specify, without notice or demand and without abatement, deduction or setoff. Rent and any other payments due hereunder not made within ten (10) days of the due date shall be subject to a service charge equal to the lesser of (i) five percent (5%) of the overdue payment, (ii) the maximum amount permitted by law.

4. ERRORS IN ESTIMATED COST; OMISSIONS. The rentals set forth on each Schedule are based upon the estimated costs of Equipment and shall be adjusted proportionately if the actual cost differs from the estimate. Lessee authorizes Lessor, with respect to each Schedule, (i) to so adjust the rent once the actual cost is known, (ii) to insert on such Schedule serial numbers or other more specific descriptions of the Equipment. "Cost, as used herein, means the total cost of the Lessor of purchasing and causing delivery and installation of the Equipment, including taxes, transportation and any other charges paid by Lessor.

5. DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES THAT: (i) THE EQUIPMENT IS A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE; (ii) LESSOR IS NOT A MANUFACTURER NOR A DEALER IN PROPERTY OF SUCH KIND; (iii) NEITHER THE VENDOR NOR ANY REPRESENTATIVE OF ANY VENDOR OR ANY MANUFACTURER OF THE EQUIPMENT IS AN AGENT OF LESSOR OR AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE; AND (iv) LESSOR HAS NOT MADE AND DOES NOT HEREBY MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE EQUIPMENT. No defect in, unfitness of or an inability of Lessee to use any Equipment, howsoever caused, shall relieve Lessee from its obligation to pay rentals or from any other obligations. Lessor shall not in any event be responsible to Lessee or anyone claiming through Lessee for any damages, direct, consequential, or otherwise, resulting from the deliver, installation, use, operation, performance or condition of any Equipment, or any delay or failure by any vendor in delivering and/or installing any Equipment or performing any service for Lessee. Nothing herein shall be construed as depriving Lessee of whatever rights Lessee may have against any vendor of the Equipment, and Lessor hereby authorizes Lessee at Lessee's expense, to assert for Lessor's account during the term of this Lease, all of Lessor's rights under any warranty or promise given by a vendor and relating to Equipment so long as Lessee is not in default hereunder. Lessee may communicate with the vendor supplying the Equipment and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies.

6. ACCEPTANCE. Lessee shall inspect each item of Equipment within 72 hours after delivery or, where applicable, installation thereof. Unless Lessee within such period of time gives written notice to Lessor and the vendor specifying any defect in or other proper objection to an item of Equipment, it shall be conclusively presumed between Lessor and Lessee that Lessee has fully inspected such Equipment, that such Equipment is in full compliance with the terms of this Lease, that such Equipment is in good condition (operating and otherwise) and repair, and that Lessee has unconditionally accepted such Equipment. Forthwith after acceptance of each item of Equipment, Lessee shall execute and deliver to Lessor, Lessor's form of Delivery and Acceptance Acknowledgment.


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7.   MAINTENANCE. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment or a party authorized by the manufacturer and acceptable to the Lessor to perform such maintenance (the "maintenance contractor"), and upon request will provide Lessor with a complete copy of that contract. Lessee's obligation regarding the maintenance of the Equipment will include, without limitation, all maintenance and repair recommended or advised either by the manufacturer, government agencies, or regulatory bodies and those commonly performed by prudent business and/or professional practice. Upon return of the Equipment, Lessee will provide a letter from the maintenance contractor certifying that the Equipment meets all current specifications of the manufacturer, is in compliance with all pertinent governmental or regulatory rules, laws or guidelines for its operation or use, is qualified for the maintenance contractor's standard maintenance contract and is at then current release, revision and engineering change levels. Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for such maintenance contract at the expiration of the lease term. The lease term will continue upon the same terms and conditions until recertification has been obtained.

8. SECURITY DEPOSIT. The security deposit, if any, specified on each Schedule shall secure the full and faithful performance of all agreements, obligations and warranties of Lessee hereunder, including, but not limited to, the agreement of Lessee to return the Equipment upon the expiration or earlier termination of this Lease in the condition specified. Such deposit shall not excuse the performance of any such agreements, obligations or warranties of Lessee or prevent a default. Lessor may (but need not) apply all or any part of such security deposit toward discharge of any overdue obligation of Lessee. To the extent any portion of the security deposit is so applied by Lessor, Lessee shall forthwith restore the security deposit to its full amount. If upon the expiration of the term of this Lease, Lessee shall have fully complied with all of its agreements, obligations and warranties hereunder, any unused portion of such security deposit will be refunded to Lessee. Lessor shall not be obligated to pay interest on the security deposit.

9. INSURANCE. Lessee, at its expense, shall keep the Equipment insured against all risk of loss or physical damage (including comprehensive boiler and machinery coverage and earthquake and flood insurance if Lessor determines that such events could occur in the area where the Equipment is located) for the full replacement value of the Equipment. Lessee shall further provide and maintain comprehensive public liability insurance against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation or condition of the Equipment, together with such other insurance as may be required by law or reasonably requested by Lessor. All said insurance shall name both Lessor and Lessee as parties insured and shall be in form and amount and with insurers satisfaction to Lessor, and Lessee shall furnish to Lessor certified copies or certificates of the policies of such insurance and each renewal thereof. Each insurer must agree, by endorsement upon the policy or policies issued by it, that it will give Lessor not less than 30 days written notice before such policy or policies are canceled or altered, and, under the physical damage insurance,
(a) that losses shall be payable solely to Lessor, and (b) that no act or omission of Lessee or any of its officers, agents, employees or representatives shall affect the obligation of the insurer to pay the full amount of any loss. Lessee hereby irrevocably authorizes Lessor to make, settle and adjust claims under such policy or policies of physical damage insurance and to endorse the name of Lessee on any check or other item of payment for the proceeds thereof; it being understood, however, that unless otherwise directed in writing by Lessor, Lessee shall make and file timely all claims under such policy or policies, and unless Lessee is then in default, Lessee may, with the prior written approval of Lessor (which will not be unreasonably withheld) settle and adjust all such claims.

10. RISK OF LOSS. As used herein, the term "Event of Loss" shall mean any of the following events with respect to any item of the Equipment: (a) the actual or constructive total loss of such Equipment; (b) the loss, theft, or destruction of such Equipment or damage to such Equipment to such extent as shall make repair thereof uneconomical or shall render such Equipment permanently unfit for normal use for any reason whatsoever; or (c) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such Equipment. Except as expressly hereinafter provided, the occurrence of any Event of Loss or other damage to or deprivation of use of any Equipment, howsoever occasioned, shall not reduce or impair any obligation of Lessee hereunder, and, without limiting the foregoing, shall not result in any abatement or reduction in rentals whatsoever. Lessee hereby assumes and shall bear, from the time such risk passes to Lessor from the vendor until expiration or termination of the lease term and return of the Equipment to Lessor, the entire risk of any Event of Loss or any other damage to or deprivation of use of the Equipment, howsoever occasioned.

Upon the occurrence of any damage to any Equipment not constituting an Event of Loss, Lessee, at its sole cost and expense, shall promptly repair and restore such Equipment so as to return such Equipment to substantially the same condition as existed prior to the date of such occurrence (assuming such Equipment was then in the condition required by this Lease). Provided that Lessee is not then in default hereunder, upon receipt of evidence reasonably satisfactory to Lessor of completion of such repairs and restoration in accordance with the terms of this Lease, Lessor will apply any insurance proceeds received by Lessor on account of such occurrence to the cost of such repairs and restoration; it being understood, however, that if at such time Lessee shall be in default hereunder, Lessor may, at its option, retain any part or all of such proceeds and apply same to any obligations of Lessee to Lessor.


Upon the occurrence of an Event of Loss, Lessee shall immediately notify Lessor in writing of such occurrence, fully informing Lessor of all details with respect thereto, and, on or before the first to occur of (i) 30 days after the date upon which such Event of Loss occurs, or (ii) 5 days after the date on which either Lessor shall receive any proceeds of insurance in respect of such Event of Loss or any underwriter of insurance on the Equipment shall advise Lessor or Lessee in writing that it disclaims liability in respect of such Event of Loss, if such be the case, Lessee shall pay to Lessor an amount equal to the sum of (a) accrued but unpaid rent and other sums due under the Lease plus (b) the present value of all future rentals reserved in the Lease and contracted to be paid over the unexpired term discounted at 6% per annum plus (c) the present value of Lessor's residual value of the Equipment as of the expiration of the term discounted at 6% per annum (the "Stipulated Loss Value"), less the amount of any insurance proceeds or condemnation or similar award by a governmental authority then actually received by Lessor on account of such Event of Loss. No delay or refusal by any insurance company or governmental authority in making payment on account of such Event of Loss shall extend or otherwise affect the obligations of Lessee hereunder. Lessee shall continue to pay all rentals and other sums due hereunder up to and including the date upon which the Stipulated Loss Value is actually received in full by Lessor, whereupon this Lease with respect to such Equipment shall terminate and all rentals reserved hereunder with respect to such Equipment from the date such payment is received in full by Lessor, as aforesaid, to what would have been the end of the term hereof, shall abate. No such payment shall affect Lessee's obligations with


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respect to Equipment not subject to an Event of Loss. After receipt by Lessor of all sums due hereunder, Lessor will upon request of Lessee transfer its interest, if any, in such Equipment to Lessee on an "as is, where is" basis and without warranty by or recourse to Lessor.

The proceeds of insurance in respect of an Event of Loss and any award on account of any condemnation or other taking of any Equipment by a governmental authority shall be paid to Lessor and applied by Lessor against the obligation of Lessee to pay Lessor the Stipulated Loss Value of such Equipment (or, if Lessee shall have first paid the Stipulated Loss Value in full, shall be promptly paid over by Lessor to Lessee up to the extent necessary to reimburse Lessee for payment of the Stipulated Loss Value); and the balance, if any, of such proceeds or award shall be paid over promptly by Lessor to Lessee if Lessee is not then in default hereunder. If Lessee is in default hereunder, Lessor may at its option apply all or any part of such proceeds to any obligations of Lessee to Lessor.

11. INDEMNITY. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, costs, expenses (including attorneys' fees) losses and liabilities of whatsoever nature arising out of or occasioned by or in connection with (i) the purchase, delivery, installation, acceptance, rejection, ownership, leasing, possession, use, operation, condition or return of any Equipment including, without limitation, any claim alleging latent or other defects and any claim arising out of strict liability in tort, or (ii) any breach by Lessee of any of its obligations hereunder.

12. TAXES. Lessee shall pay as and when due, and indemnify and hold Lessor harmless from and against, all present and future taxes and other governmental charges (including, without limitation, sales, use, leasing, stamp and personal property taxes and license and registration fees), and amounts in lieu of such taxes and charges and any penalties and interest on any of the foregoing, imposed, levied or based upon, in connection with or as a result of the purchase, ownership, delivery, leasing, possession or use of the Equipment or the exercise by Lessee of any option hereunder, or based upon or measured by rentals or receipts with respect to this Lease. Lessee shall not, however, be obligated to pay any taxes on or measured by Lessor's net income. Lessee authorizes Lessor to add to the amount of each rental installment any sales or leasing tax that may be imposed on or measured by such rental installment. Notwithstanding the foregoing, unless and until Lessor notifies Lessee in writing to the contrary, Lessor will file all personal property tax returns covering the Equipment and will pay the personal property taxes levied or assessed thereon. Lessee, upon receipt of invoice, will promptly pay to Lessor, as additional rent, an amount equal to the lessor of (i) property taxes so paid by Lessor plus the cost incurred by Lessor if Lessor elects to contest such tax, or (ii) the original property tax assessment.

If not thereby subjecting the Equipment to forfeiture or sale, Lessee may at its expense contest in good faith, by appropriate proceedings, the validity and/or amount of any of the taxes or other governmental charges described above, provided that prior written notice of any such contest shall be given to Lessor together with security satisfactory to Lessor for the payment of the amount being contested and provided further that Lessor has not contested such tax.

13. NOTICE; INSPECTION. Lessee shall give Lessor immediate notice of any attachment, judicial process, lien, encumbrance or claim affecting the Equipment, any loss or damage to the Equipment or material accident or casualty arising out of the use, operation or condition of the Equipment, and any change in the residency or principal place of business of Lessee or any guarantor of Lessee's obligations hereunder ("Guarantor"). Lessor may, (but need not), for the purpose of inspection, at all reasonable business hours, enter from time to time upon any premises where the Equipment is located.

14. ALTERATIONS. Lessee shall not make or permit any changes or alterations to the Equipment without Lessor's prior written consent. All accessories, replacements, parts and substitutions for or which are added or attached to the Equipment shall become the property of Lessor, included in the definition of Equipment, and subject to this Lease.

15. TITLE. Lessee shall keep the Equipment free from all liens and encumbrances. Lessee shall execute and/or furnish to Lessor any further instruments and assurances reasonably requested from time to time by Lessor to protect its interest, and shall otherwise cooperate to defend the title of Lessor and to maintain the status of the Equipment as personal property, including, without limitation, the execution of financing statements and the furnishing of waivers with respect to rights in the Equipment from the owners and mortgagees of the real estate on which the Equipment is or will be located. Lessor may file or record any such financing statements, waivers or with instruments in order to protect its interest. Lessee hereby irrevocably authorizes Lessor to sign on behalf of Lessee and file in the appropriate public office (s) UCC financing statements covering the Equipment and all proceeds thereof.

16. QUIET ENJOYMENT. So long as Lessee shall not be in default and fully performs all of its obligations hereunder, Lessor will not interfere with the quiet use and enjoyment of the Equipment by Lessee.

17. RETURN. Upon the expiration or earlier termination of this Lease with respect to any Equipment, Lessee, pursuant to Lessor's instructions and at Lessee's expense, will have the Equipment deinstalled, audited by the maintenance contractor or another party acceptable to Lessor, packed and shipped fully insured and in accordance with the manufacturer's instructions to the destination specified by Lessor; provided, however, that Lessor shall reimburse Lessee for any freight charges incurred at the direction of Lessor which may exceed the charges for shipment from the location of such Equipment to Lessor's place of business in Chicago, Illinois. All returned Equipment shall be in good operating order and appearance, other than normal wear and tear and shall comply with all of the requirements of Section 7. Lessee shall pay Lessor, on demand, the cost of any repairs normal wear and tear and shall comply with all of the requirements of Section 7. Lessee shall pay to Lessor, on demand, the cost of any repairs necessary to place the Equipment in the condition required by this Lease.

18. LESSEE'S WARRANTIES. In order to induce Lessor to enter into this Lease and to lease the Equipment to Lessee hereunder, Lessee represents and warrants that: (a) Disclosures. (i) its applications, financial statements and reports which have been submitted by it to Lessor are, and all information hereafter furnished by Lessee to Lessor will be, true and correct in all material respects as of the date submitted; (ii) as of the date hereof, the date of any Schedule and any lease Commencement Date, there has been no material adverse change in any matter stated in such applications, financial statements and reports; (iii) there are no known contingent liabilities or liabilities for taxes of Lessee which are not


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reflected in said financial statements or reports; and, (iv) none of the foregoing omit or omitted to state any material fact. (b) Organization. Lessee is an organizational entity described on the signature page hereof and is duly organized, validly existing and in good standing in the state first set forth above and duly qualified to do business in each state in which the Equipment will be located. (c) Power and Authority. Lessee has full power, authority and legal right to execute, deliver and perform this Lease and any Schedule thereto, and the execution, delivery and performance hereof has been duly authorized by all necessary action of Lessee. (d) Enforceability. This Lease and any Schedule or other document executed in connection therewith has been duly executed and delivered by Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms. (e) Consents and Permits. The execution, delivery and performance of this Lease does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Lessee, and will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate of organization, partnership agreement or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected. No authorization, approval, license, filing or registration with any court or governmental agency or instrumentality except as disclosed is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease. (f) Title to Equipment. On each Commencement Date, Lessor shall have good and marketable title to the items of Equipment being subjected to this Lease on such date, free and clear of all liens created by or through Lessee.

19. ASSIGNMENT. Lessee hereby consents to any assignment by Lessor and any reassignment of this Lease or rents hereunder with or without notice. Lessee agrees that the rights of any assignee shall not be subject to any defense, setoff or counterclaim that Lessee may have against Lessor, and that any such assignee shall have all of Lessor's rights hereunder, but none of Lessor's obligations. Neither this Lease nor any of Lessee's rights hereunder shall be assignable by Lessee, either by its own act or by operation of law, without the prior written consent of Lessor, and any such attempted assignment shall be void. Lessee further agrees it will not, without the prior written consent of Lessor, allow the Equipment to be used by persons other than employees of Lessee, or rent or sublet any Equipment to others or relocate any Equipment from the premises where originally installed.

20. LESSOR'S RIGHT TO TERMINATE. Without limiting the rights of Lessor in the event of a default by Lessee, Lessor shall at any time prior to acceptance of any Equipment have the right to terminate this Lease with respect to such Equipment if (a) there shall be an adverse change in Lessee's or any Guarantor's financial position or credit standing, or (b) Lessor otherwise in good faith deems itself insecure, or (c) such Equipment is not for any reason delivered to Lessee within 90 days or accepted by Lessee within 30 days after any estimated delivery date thereof specified in the Schedule describing such Equipment, or (d) Lessee rejects any Equipment in accordance with Paragraph 6 hereof. Upon any termination by Lessor pursuant to this Paragraph, Lessee shall forthwith reimburse to Lessor all sums paid by Lessor with respect to such Equipment and pay to Lessor all other sums then due hereunder; whereupon, if Lessee is not then in default and has then fully performed all of its obligations hereunder, Lessor will, upon request of Lessee, transfer to Lessee without warranty or recourse any rights that Lessor may then have with respect to such Equipment.

21. RIGHT TO PERFORM OBLIGATIONS. If Lessee shall fail to make any payment or perform any act or obligation required of Lessee hereunder, Lessor may (but need not) at any time thereafter make such payment or perform such act or obligation at the expense of Lessee. Any expense so incurred by Lessor shall constitute additional rental hereunder payable by Lessee to Lessor upon demand with interest at the overdue rate, as hereinafter defined.

22. EVENTS OF DEFAULT. An event of default shall occur hereunder if the owner(s) of Lessee sell or otherwise transfer their controlling interest in Lessee or if Lessee (i) fails to pay any installment of rent or other payment required hereunder when due and such failure shall continue for more than five (5) days; or (ii) attempts to or does remove from the premises, sell, transfer, encumber, part with possession of, or sublet any item of Equipment; or (iii) breaches or shall have breached any representation or warranty made or given by Lessee or Guarantor in this Lease or in any other document furnished to Lessor in connection herewith, or any such representation or warranty shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading; or (iv) fails to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure or breach shall continue unremedied for a period of thirty
(30) days after the earlier of (a) the date on which Lessee obtains, or should have obtained knowledge of such failure or breach; or (b) the date on which notice thereof shall be given by Lessor to Lessee; or (v) shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Lessee; or (vi) ceases doing business as a going concern.

23. REMEDIES UPON DEFAULT. In the event of any default by Lessee, Lessor may, at its option, do one or more of the following: (a) terminate this Lease and Lessee's rights hereunder; (b) proceed by appropriate court action to enforce performance of the terms of this Lease and/or recover damages for the breach hereof; (c) directly or by its agent, and without notice or liability or legal process, enter upon any promises where any Equipment may be located, take possession of such Equipment, and either store it on said premises without charge or remove the same (any damages occasioned by such taking of possession, storage or removal being waived by Lessee); and/or (d) declare as immediately due and payable and forthwith recover from Lessee, as liquidated damages and not as a penalty, an amount equal to the then aggregate Stipulated Loss Value of the Equipment.

In the event of any repossession of any Equipment by Lessor, Lessor may (but need not), without notice to Lessee, (A) hold or use all or part of such Equipment for any purpose whatsoever, (B) sell all or part of such Equipment at public or private sale for cash or on credit and/or (C) relet all or part of such Equipment upon such terms as Lessor may solely determine; in each case without any duty to account to Lessee except as herein expressly provided. After any repossession of Equipment by Lessor there shall be applied on account of the obligations of Lessee hereunder one of the following chosen at the option of
Lessor: (x) the net proceeds actually received by Lessor from a sale of such Equipment, after deduction of all expenses of sale and other expenses recoverable by Lessor hereunder, or (y) the then "net fair market value" of such Equipment, as determined by an appraisal made by an independent appraiser selected by Lessor at Lessee's expense, taking into account a reasonable estimate of all expenses necessary to effect a sale and the other expenses recoverable by Lessor hereunder; and Lessee shall remain liable, subject to all provisions of this Lease, for the balance of the Stipulated Loss Value. No termination, repossession or other act by Lessor


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after default shall relieve Lessee from any of its obligations hereunder. In addition to all other charges hereunder, Lessee shall pay to Lessor on demand all fees, costs and expenses incurred by Lessor as a result of such default, including without limitation, reasonable attorneys', appraisers' and brokers' fees and expenses and costs of removal, storage, transportation, insurance and disposition of the Equipment (except to the extent deducted from "net fair market value" or net proceeds of sale, as aforesaid). In the event that any court of competent jurisdiction determines that any provision of this Paragraph 23 is invalid or unenforceable in whole or in part, such determination shall not prohibit Lessor from establishing its damages sustained as a result of any breach of this Lease in any action or proceeding in which Lessor seeks to recover such damages. The remedies provided herein in favor of Lessor shall not be exclusive, but shall be cumulative and in addition to all other remedies existing at law or in equity, any one or more of which may be exercised simultaneously or successively.

24. NON-WAIVER. Lessor's failure at any time to require strict performance by Lessee of any provision hereof shall not waive or diminish Lessor's rights thereafter to demand strict performance thereof or of any other provision. None of the provisions of this Lease shall be held to have been waived by any act or knowledge of Lessor, but only by a written instrument executed by Lessor and delivered to Lessee. Waiver of any default shall not be a waiver of any other or subsequent default,

25. COMMUNICATIONS. Any notice or other communication required or desired to be given hereunder shall be given in writing and shall be deemed to have been duly given and received when sent by confirmed express mail, when delivered by hand or by confirmed Federal Express delivery or other reputable overnight courier or by facsimile on the date actually received by the addressee and, when deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, on the third business day succeeding the day on which such notice was mailed, addressed to the respective addresses of the parties set forth at the beginning of this Lease or any other address designated by notice served in accordance herewith.

26. FINANCIAL AND OTHER INFORMATION. Lessee shall furnish to Lessor such financial and other information about the condition and affairs of Lessee and any Guarantor and about the Equipment as Lessor may from time to time reasonably request.

27. HOLDING OVER. Any use of the Equipment beyond the initial lease term or any renewal thereof shall be deemed to be an extension of the Lease term on a month-to-month basis terminable by Lessor on ten (10) days notice to Lessee and all obligations of Lessee herein, including payment of rent shall continue during such holding over.

28. SURVIVAL. Lessee's indemnities shall survive the expiration or other termination of this Lease.

29. SERVICE OF PROCESS; VENUE. IN ORDER TO INDUCE LESSOR TO EXECUTE THIS LEASE, LESSEE HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS LEASE SHALL BE LITIGATED ONLY IN COURTS (STATE OR FEDERAL) HAVING SITUS IN THE STATE OF ILLINOIS AND THE COUNTY OF COOK UNLESS LESSOR, IN ITS SOLE DISCRETION, WAIVES THIS PROVISION. LESSEE HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LESSOR IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF ILLINOIS, HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO LESSEE AS PROVIDED FOR IN PARAGRAPH 25 HEREOF, AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED ON THE THIRD BUSINESS DAY AFTER THE SAME SHALL HAVE BEEN MAILED IN THIS MANNER. LESSEE WAIVES ANY CLAIM THAT ANY ACTION INSTITUTED BY LESSOR HEREUNDER IS IN AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PERMITTED BY LAW, LESSEE HEREBY WAIVES TRIAL BY JURY AND ANY RIGHT OF SETOFF OR COUNTERCLAIM IN ANY ACTION BETWEEN LESSOR AND LESSEE.

30. SECURITY INTEREST. To the extent that any of the transactions evidenced by Schedules are secured transactions, Lessee hereby grants to Lessor a security interest in the Equipment described on such Schedules as security for all Lessee's obligations and liabilities under the Lease and Lessee authorizes Lessor to disburse the purchase price of such Equipment directly to the vendor(s) thereof.

31. NON-CANCELABLE LEASE; UNCONDITIONAL OBLIGATIONS. THIS LEASE CANNOT BE CANCELED OR TERMINATED EXCEPT BY LESSOR AS EXPRESSLY PROVIDED FOR HEREIN. LESSEE AGREES THAT LESSEE'S OBLIGATION TO PAY ALL RENT AND PAY AND PERFORM ALL OTHER OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, IRREVOCABLE, UNCONDITIONAL AND INDEPENDENT AND SHALL BE PAID OR PERFORMED WITHOUT ABATEMENT, DEDUCTION OR OFFSET OF ANY KIND WHATSOEVER.

32. LESSEE WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Sections 2A-508 through 2A-522 of the Uniform Commercial Code, including, without limitations, the right to (i) cancel this Lease; (ii) repudiate this Lease;
(iii) reject this Lease; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breach of warranty or any other reason; (vi) claim a security interest in any rejected property in Lessee's possession;
(vii) deduct all or any part of claimed damages resulting from Lessor's default; (viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of equipment in substitution of the Equipment;
(x) recover any general, special, incidental or consequential damages from Lessor for any reason.

33. MISCELLANEOUS. Interest on any past due sums shall accrue at the rate of 1 1/2% per month, not to exceed the maximum rate permitted by law (the
"overdue rate"). If any provision of this Lease or the application thereof is hereafter held invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and to this end the provisions of this Lease are declared severable. Titles to Paragraphs shall not be considered in the interpretation of this Lease. This Lease (including the Schedules and any Riders hereto) sets forth the entire understanding between the parties and may not be modified except in a writing signed by both parties. Except as may be expressly provided in any Schedule or Rider hereto, no options to purchase any of the Equipment or extend the term of this Lease with respect to any Equipment have been granted or agreed to by Lessor, and none shall be implied by this Lease. If there is more than one Lessee, the obligations of Lessee hereunder are joint and several. The necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships and/or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. Subject to the terms hereof, this Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective personal representatives, successors and assigns. This Lease shall be governed in all respects by the laws of the State of Illinois. This Lease is submitted to Lessor for its acceptance or rejection and will not become effective until accepted by Lessor in writing at its office in Chicago, Illinois. The individuals executing this Lease on behalf of Lessee personally warrant that they are doing so pursuant to due authorization and that by so executing this Lease, Lessee is being bound hereby.


Dated as of the day and year first above written.


                                          LESSEE:  Orion Imaging Systems, Inc.

                                          ------------------------------------
                                                                Legal Name


                                          /s/ Joyce Mehrberg    /s/ Len Shaw
                                          ------------------    --------------
Accepted by Lessor at Chicago, Illinois   Signature (1)         Signature (2)

MARCAP CORPORATION                        Joyce Mehrberg        Len Shaw
                                          ------------------    --------------
                                          Printed Name          Printed Name

By:  /s/ Illegible                        CFO                   VP FINANCE
-------------------------                 ------------------    --------------
                                          Title                 Title


                                            Witness:  /s/ David M. Sheehan
                                                    --------------------------
                                                      Signature


                                                      David M. Sheehan
                                                    --------------------------
                                                      Printed Name

                                 Schedule No. 01

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                      VENDOR:
----------                                      -------

(1) Digirad 2020tc Moblie Gamma Camera          Digirad
(1) Digirad SPECTour Chair                      9350 Trade Place
                                                San Diego, CA 92126-6334

(1) Ford E250 Van                               Kearny Mesa Ford
VIN #1FTNS24L1YHB77928                          7303 Clairemont Mesa Blvd.
                                                San Diego, CA 92111

(1) Hot Lab Package                             Technology Imaging Services
(1) Ultimate Imaging Printer Package            P.O. Box 3589
                                                Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill                Quinton
                                                3303 Monte Villa Parkway
                                                Bothell, WA 98021

Van Modifications                               Ability Center
                                                7151 Ronson Road, Suite B
                                                San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             -------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         -------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 02

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                         VENDOR:
----------                                         -------

(1) Digirad 2020tc Moblie Gamma Camera             Digirad
(1) Digirad SPECTour Chair                         9350 Trade Place
                                                   San Diego, CA 92126-6334

(1) Ford E250 Van                                  Kearny Mesa Ford
VIN #1FNTS24L0YHB56424                             7303 Clairemont Mesa Blvd.
                                                   San Diego, CA 92111

(1) Hot Lab Package                                Technology Imaging Services
(1) Ultimate Imaging Printer Package               P.O. Box 3589
                                                   Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill                   Quinton
                                                   3303 Monte Villa Parkway
                                                   Bothell, WA 98021

Van Modifications                                  Ability Center
                                                   7151 Ronson Road, Suite B
                                                   San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             -------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 03

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                          VENDOR:
----------                                          -------

(1) Digirad 2020tc Moblie Gamma Camera              Digirad
(1) Digirad SPECTour Chair                          9350 Trade Place
                                                    San Diego, CA 92126-6334

(1) Ford E250 Van                                   Kearny Mesa Ford
VIN #1FTNS24L8YHA89555                              7303 Clairemont Mesa Blvd.
                                                    San Diego, CA 92111

(1) Hot Lab Package                                 Technology Imaging Services
(1) Ultimate Imaging Printer Package                P.O. Box 3589
                                                    Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill                    Quinton
                                                    3303 Monte Villa Parkway
                                                    Bothell, WA 98021

Van Modifications                                   Ability Center
                                                    7151 Ronson Road, Suite B
                                                    San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------            --------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 04

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                       VENDOR:
----------                                       -------

(1) Digirad 2020tc Moblie Gamma Camera           Digirad
(1) Digirad SPECTour Chair                       9350 Trade Place
                                                 San Diego, CA 92126-6334

(1) Ford E250 Van                                Kearny Mesa Ford
VIN #1FTNS24L6YHB78380                           7303 Clairemont Mesa Blvd.
                                                 San Diego, CA 92111

(1) Hot Lab Package                              Technology Imaging Services
(1) Ultimate Imaging Printer Package             P.O. Box 3589
                                                 Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill                 Quinton
                                                 3303 Monte Villa Parkway
                                                 Bothell, WA 98021

Van Modifications                                Ability Center
                                                 7151 Ronson Road, Suite B
                                                 San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             -------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         -------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 05

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                     VENDOR:
----------                                     -------

(1) Digirad 2020tc Moblie Gamma Camera         Digirad
(1) Digirad SPECTour Chair                     9350 Trade Place
                                               San Diego, CA 92126-6334

(1) Ford E250 Van                              Kearny Mesa Ford
VIN #1FTNS34L6YHB60879                         7303 Clairemont Mesa Blvd.
                                               San Diego, CA 92111

(1) Hot Lab Package                            Technology Imaging Services
(1) Ultimate Imaging Printer Package           P.O. Box 3589
                                               Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill               Quinton
                                               3303 Monte Villa Parkway
                                               Bothell, WA 98021

Van Modifications                              Ability Center
                                               7151 Ronson Road, Suite B
                                               San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             --------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 06

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                      VENDOR:
----------                                      -------

(1) Digirad 2020tc Moblie Gamma Camera          Digirad
(1) Digirad SPECTour Chair                      9350 Trade Place
                                                San Diego, CA 92126-6334

(1) Ford E250 Van                               Kearny Mesa Ford
VIN #1FTNS24L11HA08806                          7303 Clairemont Mesa Blvd.
                                                San Diego, CA 92111

(1) Hot Lab Package                             Technology Imaging Services
(1) Ultimate Imaging Printer Package            P.O. Box 3589
                                                Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill                Quinton
                                                3303 Monte Villa Parkway
                                                Bothell, WA 98021

Van Modifications                               Ability Center
                                                7151 Ronson Road, Suite B
                                                San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------            ---------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 07

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                        VENDOR:
----------                                        -------

(1) Digirad 2020tc Moblie Gamma Camera            Digirad
(1) Digirad SPECTour Chair                        9350 Trade Place
                                                  San Diego, CA 92126-6334

(1) Ford E250 Van                                 Kearny Mesa Ford
VIN #1FTNS24L21HA08832                            7303 Clairemont Mesa Blvd.
                                                  San Diego, CA 92111

(1) Hot Lab Package                               Technology Imaging Services
(1) Ultimate Imaging Printer Package              P.O. Box 3589
                                                  Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill                  Quinton
                                                  3303 Monte Villa Parkway
                                                  Bothell, WA 98021

Van Modifications                                 Ability Center
                                                  7151 Ronson Road, Suite B
                                                  San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             --------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 08

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                       VENDOR:
----------                                       -------

(1) Digirad 2020tc Moblie Gamma Camera           Digirad
(1) Digirad SPECTour Chair                       9350 Trade Place
                                                 San Diego, CA 92126-6334

(1) Ford E250 Van                                Kearny Mesa Ford
VIN #1FTNS24L6YHB49803                           7303 Clairemont Mesa Blvd.
                                                 San Diego, CA 92111

(1) Hot Lab Package                              Technology Imaging Services
(1) Ultimate Imaging Printer Package             P.O. Box 3589
                                                 Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill                 Quinton
                                                 3303 Monte Villa Parkway
                                                 Bothell, WA 98021

Van Modifications                                Ability Center
                                                 7151 Ronson Road, Suite B
                                                 San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             -------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 09

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                     VENDOR:
----------                                     -------

(1) Digirad 2020tc Moblie Gamma Camera         Digirad
(1) Digirad SPECTour Chair                     9350 Trade Place
                                               San Diego, CA 92126-6334

(1) Ford E250 Van                              Kearny Mesa Ford
VIN #1FTNS24L2YHB57011                         7303 Clairemont Mesa Blvd.
                                               San Diego, CA 92111

(1) Hot Lab Package                            Technology Imaging Services
(1) Ultimate Imaging Printer Package           P.O. Box 3589
                                               Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill               Quinton
                                               3303 Monte Villa Parkway
                                               Bothell, WA 98021

Van Modifications                              Ability Center
                                               7151 Ronson Road, Suite B
                                               San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             -------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 10

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                 VENDOR:
----------                                 -------

(1) Digirad 2020tc Moblie Gamma Camera     Digirad
(1) Digirad SPECTour Chair                 9350 Trade Place
                                           San Diego, CA 92126-6334

(1) Ford E250 Van                          Kearny Mesa Ford
VIN #1FTNS24L1YHB60921                     7303 Clairemont Mesa Blvd.
                                           San Diego, CA 92111

(1) Hot Lab Package                        Technology Imaging Services
(1) Ultimate Imaging Printer Package       P.O. Box 3589
                                           Youngstown, Ohio 44513

(1) Q4500, 115V, 60 Hz Treadmill           Quinton
                                           3303 Monte Villa Parkway
                                           Bothell, WA 98021

Van Modifications                          Ability Center
                                           7151 Ronson Road, Suite B
                                           San Diego, CA 92111-l421

Original Location: 3223 Phoenixville Pike, Suite C, Malvern, PA 19355
                  ------------------------------------------------------------
Initial Term of Lease:   Sixty-Three (63) Months
                      --------------------------------------------------------
Rental: $1-3 = $0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          --------------------
Advance Rental: $                        covering
                  --------------------             -------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                LESSEE: Orion Imaging Systems, Inc.
                                         --------------------------------------
                                               Legal Name

                                  /s/ Joyce Mehrberg     /s/ Len Shaw
                                  --------------------   --------------------
                                  Signature (1)               Signature (2)
By: /s/ Illegible
   --------------------
          Vice President         Joyce Mehrberg          Len Shaw
                                 --------------------    --------------------
                                  Printed Name                 Printed Name

                                           CFO            VP Finance
                                 --------------------    --------------------
                                  Title                               Title

                                  WITNESS: /s/ David Sheehan
                                          -------------------
                                               Signature

                                           David Sheehan
                                          -------------------
                                             Printed Name

                                 Schedule No. 11

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                            VENDOR:
----------                                            -------

(1) Digirad 2020tc Moblie Gamma Camera                Digirad
(1) Digirad SPECTour Chair                            9350 Trade Place
(1) Ford E250 Van                                     San Diego, CA 92126-6334
(1) Hot Lab Package


Original Location: 4700 Bell Grove Rd., Bay 14, Baltimore, MD 21225
                  ------------------------------------------------------------
Initial Term of Lease:   SIXTY-THREE (63) MONTHS
                       -------------------------------------------------------
Rental: $1-3=$0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          ----------------------------------------------------
Advance Rental: $                covering
                -----------------        -------------------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                    LESSEE: Orion Imaging Systems, Inc.
                                             ------------------------------
                                                    Legal Name

                                      /s/ Joyce Mehrberg   /s/ Scott Huennekens
                                      ------------------   --------------------
By:      /s/ Illegible                  Signature (1)             Signature (2)
  ------------------------------
              Vice President
                                      Joyce Mehrberg        Scott Huennekens
                                      ------------------   --------------------
                                        Printed Name             Printed Name

                                           CFO                    CEO
                                      ------------------   --------------------
                                        Title                     Title

                                        WITNESS:        /s/ Michael Robinson
                                                 ------------------------------
                                                              Signature

                                                          Michael Robinson
                                                 ------------------------------
                                                            Printed Name

                                 Schedule No. 12

To and hereby made a part of Equipment Lease No. 00080103 as of OCTOBER 1, 2000, between MARCAP CORPORATION ("Lessor") and ORION IMAGING SYSTEMS, INC. ("Lessee").

EQUIPMENT:                                             VENDOR:
----------                                             -------

(1) Digirad 2020tc Moblie Gamma Camera                 Digirad
(1) Digirad SPECTour Chair                             9350 Trade Place
(1) Ford E250 Van                                      San Diego, CA 92126-6334
(1) Hot Lab Package


Original Location: 4700 Bell Grove Rd., Bay 14, Baltimore, MD 21225
                  ------------------------------------------------------------
Initial Term of Lease:   SIXTY-THREE (63) MONTHS
                        ------------------------------------------------------
Rental: $1-3=$0.00; 4-6=$5,000.00, 7-9=$7,500.00, 10-63=$7,649.73 per month,
       -----------------------------------------------------------------------
plus any applicable taxes
------------------------------------------------------------------------------
Number of Rental Payments: Sixty (60)
                          ----------------------------------------------------
Advance Rental: $                covering
                -----------------        -------------------------------------
Security Deposit:
                 -------------------------------------------------------------
Estimated Total Cost of Equipment: $325,000.00 plus any applicable taxes
                                  --------------------------------------------
Additional Provisions:

1. PURCHASE OPTION: Provided that Lessee is not then in default under the Lease and has then fully performed all of its obligations hereunder, Lessee shall have the option at the expiration of the term to purchase all of the Equipment leased under this Schedule on an "as is, where is" basis, without warranties, express or implicit by Lessor, for a price (plus applicable taxes) of one dollar ($1.00).

2. RENT: All rentals provided for above are based upon like-term (60 month) Treasury Notes of 6.15% (the "base rate") as published in the Wall Street Journal. Any increase in like-term (60 month) treasury notes prior to commencement of the lease will increase the monthly payments correspondingly. At lease commencement, the payments will be fixed for the term of the lease.

Dated as of the day and year first above written.
Accepted by Lessor in Chicago Illinois
MARCAP CORPORATION                    LESSEE: Orion Imaging Systems, Inc.
                                             ------------------------------
                                                    Legal Name

                                      /s/ Joyce Mehrberg   /s/ Scott Huennekens
                                      ------------------   --------------------
By:      /s/ Illegible                  Signature (1)             Signature (2)
  ------------------------------
              Vice President
                                      Joyce Mehrberg        Scott Huennekens
                                      ------------------   --------------------
                                        Printed Name             Printed Name

                                           CFO                    CEO
                                      ------------------   --------------------
                                        Title                     Title

                                        WITNESS:        /s/ Michael Robinson
                                                 ------------------------------
                                                              Signature

                                                          Michael Robinson
                                                 ------------------------------
                                                            Printed Name

MARCAP


VIA FAX

May 3, 2001


Ms. Joyce Mehrberg
Digirad Imaging Solutions, Inc.
9350 Trade Place
San Diego, CA 92126

         RE: Schedule No.(s) 11 & 12 to Equipment Lease No. 00080103 as of October 1, 2000 (the "Agreement")

Dear Ms. Mehrberg:

This letter will serve to amend the above referenced Schedules as follows:

SCHEDULE 11:

The Equipment Cost was amended to reflect a total cost $314,815.01 which was previously documented at $325,000.00. The Rental amount has been amended to months 1-3 (03/29/01 through 05/29/01) @ $0.00, months 4-6 @ 5,000.00
(commencing 6/29/01), months 7-9 @ 7,500.00 (commencing 09/29/01), and months 10-63 @ $7380.77 (commencing 12/29/01).


SCHEDULE 12:

The Equipment Cost was amended to reflect a total cost of $314,417.57, which was previously documented at $325,000.00. The Rental amount has been amended to months 1-3 (04/25/01 through 06/25/01) @ $0.00, months 4-6 @ $5,000.00
(commencing 7/25/01), months 7-9 @ 7,500.00 (commencing 10/25/01), and months 10-63 @ $7370.27 (commencing 1/25/02).


All other terms and conditions of the Agreement will remain in full force.

Sincerely,

/s/ Laura Franzway

Laura Franzwa
Contract Administrator